Exhibit 99.1

COACHELLA VALLEY RETAIL, LLC

FINANCIAL STATEMENTS

July 31, 2005 and September 30, 2004

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors
Coachella Valley Retail, LLC

We have audited the accompanying balance sheet of Coachella Valley Retail, LLC (the “Company”) as of July 31, 2005 and the related statements of operations and members’ equity (deficit) and cash flows for the ten months ended July 31, 2005 and the year ended September 30, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coachella Valley Retail, LLC as of July 31, 2005, and the results of its operations and cash flows for the ten months ended July 31, 2005 and the year ended September 30, 2004 in conformity with accounting principles generally accepted in the United States of America.

On August 9, 2005, the Company was acquired by U.S. Dry Cleaning Corporation, which completed a reverse merger transaction with a publicly traded “shell” company on December 30, 2005.

/s/ SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, LLP

March 13, 2007
Newport Beach, California

COACHELLA VALLEY RETAIL, LLC
BALANCE SHEET
July 31, 2005

ASSETS

Current Assets
Cash	$26,684
Accounts receivable	107,639
Prepaid expenses and other current assets	81,801
Total current assets	216,124

Property and Equipment, net	519,584
Notes Receivable	125,000
Other Assets	19,297

Total Assets	$880,005

LIABILITIES AND MEMBERS’ DEFICIT

Current Liabilities
Accounts payable and accrued liabilities	$246,467
Related party payables	378,802
Notes payable	545,000
Total current liabilities	1,170,269

Commitments and Contingencies

Members’ Deficit	(290,264)

Total Liabilities and Members’ Deficit	$880,005

The accompanying notes are an integral part of these financial statements.

COACHELLA VALLEY RETAIL, LLC
STATEMENTS OF OPERATIONS AND
MEMBERS’ EQUITY (DEFICIT)
For the Ten Months Ended July 31, 2005 and
the Year Ended September 30, 2004

	Ten Months Ended July 31, 2005	Year Ended September 30, 2004

Net Sales	$723,008	$726,336

Cost of Sales	(896,856)	(670,685)

Gross Profit (Loss)	(173,848)	55,651

Selling, General and Administrative	268,580	328,287
Other Operating Expenses	14,174	12,065

Operating Loss	(456,602)	(284,701)

Other Income (Expense)	(169,852)	19,284
Interest Expense	(60,420)	(55,042)

Net Loss	(686,874)	(320,459)

Members’ Equity - beginning of period	420,351	261,094

Contributions	149,662	579,378

Distributions	(173,403)	(99,662)

Members’ Equity (Deficit) - end of period	$(290,264)	$420,351

The accompanying notes are an integral part of these financial statements.

COACHELLA VALLEY RETAIL, LLC
STATEMENTS OF CASH FLOWS
For the Ten Months Ended July 31, 2005 and
the Year Ended September 30, 2004

	Ten Months Ended July 31, 2005	Year Ended September 30, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(686,874)	$(320,459)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	66,331	76,007
Changes in operating assets and liabilities:
Accounts receivable	(107,639)	-
Prepaid expenses and other current assets	74,981	77,393
Accounts payable and accrued liabilities	190,043	50,464
Net cash used in operating activities	(463,158)	(116,595)

CASH FLOWS FROM INVESTING ACTIVITIES:
Notes receivable	156,247	(253,687)
Acquisition of property and equipment	(144,513)	(227,542)
Net cash provided by (used in) investing activities	11,734	(481,229)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of notes payable	130,000	120,000
Due to related party	319,000	50,957
Contributions from owner	149,662	579,378
Distributions to owner	(173,403)	(99,662)
Net cash provided by financing activities	425,259	650,673

NET INCREASE (DECREASE) IN CASH	(26,165)	52,849

CASH - beginning of period	52,849	-

CASH - end of period	$26,684	$52,849

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the period for interest	$60,000	$55,000

The accompanying notes are an integral part of these financial statements.

COACHELLA VALLEY RETAIL, LLC
NOTES TO FINANCIAL STATEMENTS
For the Ten Months Ended July 31, 2005 and
the Year Ended September 30, 2004

1.  ORGANIZATION AND MERGER

Coachella Valley Retail, LLC (“CVR” or the “Company”), a California limited liability corporation, was formed in 2001.  The current operating agreement for the Company terminates on December 31, 2050. Net profit and losses shall be allocated to the members in proportion to their membership interests. CVR’s principal business is providing laundry cleaning services to commercial and retail customers that include clothing, linens, uniforms, mats and specialty items. The primary operating area of CVR is Southern California. CVR was acquired by U.S. Dry Cleaning Corporation (“USDC”) on August 9, 2005. USDC completed a “public shell” reverse merger transaction on December 30, 2005.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements. Such financial statements and accompanying notes are the representations of the Company’s management, who is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America (“GAAP”) in all material respects, and have been consistently applied in preparing the accompanying financial statements.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates made by management, among others, are the realization of long lived assets. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the time of purchase to be cash equivalents.

COACHELLA VALLEY RETAIL, LLC
NOTES TO FINANCIAL STATEMENTS
For the Ten Months Ended July 31, 2005 and
the Year Ended September 30, 2004

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Concentrations of Credit Risk

The Company currently maintains substantially all of its day-to-day operating cash with several major financial institutions. At times, cash balances may be in excess of amounts insured by the Federal Deposit Insurance Corporation.

The Company’s accounts receivable result primarily from laundry and dry cleaning services rendered to residential customers which use the Company’s route service. The Company extends credit to its residential customers based upon evaluation of each customer’s financial condition and credit history. The Company generally does not require collateral from residential customers.

Trade Accounts Receivable

The Company records trade accounts receivable when its customers are invoiced for products delivered and/or services provided. Other accounting policies governing accounts receivables are as follows:

•
Trade accounts receivable are determined to be delinquent based on how recently payments have been received, the customer’s long-term payment history, the Company’s relationship with the customer, and similar factors.

•	Trade accounts receivable are written off as uncollectible based on management’s judgment, considering various factors such as those noted above and the results of recent collection efforts.

Allowance for Doubtful Accounts Receivable

The Company performs periodic reviews of collectability and provides an allowance for doubtful accounts receivable as management deems necessary. Management considers historical and industry trends in establishing such allowance. There was no allowance established at July 31, 2005.

COACHELLA VALLEY RETAIL, LLC
NOTES TO FINANCIAL STATEMENTS
For the Ten Months Ended July 31, 2005 and
the Year Ended September 30, 2004

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property and Equipment

Property and equipment are stated at cost. Major renewals and improvements are capitalized, while replacements, maintenance and repairs which do not significantly extend the useful life of the asset are expensed as incurred. Depreciation is provided over the estimated useful lives of the assets of ten years, using accelerated methods.

Long-Lived Assets

The Company follows Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. SFAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. If the cost basis of a long-lived asset is greater than the projected future undiscounted cash flows from such asset, an impairment loss is recognized. Impairment losses are calculated as the difference between the cost basis of an asset and its estimated fair value.  During the reporting periods presented, management has determined that no impairment was necessary. There can be no assurance, however, that market conditions will not change which could result in impairment of long-lived assets in the future.

Revenue Recognition

The Company recognizes revenue on retail laundry and dry cleaning services when the services have been provided and the earnings process is complete. Therefore, when an order is complete and ready for the customer to pick-up, the sale and related account receivable are recorded. Generally, the Company cleans garments the same day they are dropped off. The residential route related receivables generally have no collateral due to the large number of customers with relatively insignificant balances.

COACHELLA VALLEY RETAIL, LLC
NOTES TO FINANCIAL STATEMENTS
For the Ten Months Ended July 31, 2005 and
the Year Ended September 30, 2004

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising

The Company expenses the cost of advertising when incurred. Advertising costs for the ten months ended July 31, 2005 and the year ended September 30, 2004 approximated $48,000 and $14,000, respectively, which is included in selling, general and administrative expenses in the accompanying statements of operations and members' equity (deficit).

Segments of Business

The Company operates in one segment, that being the laundry and dry cleaning business.

Income Taxes

No provision for federal or state income taxes is included in the Company’s financial statements as its income is reportable by the members in their respective tax returns.

Fair Value of Other Financial Instruments

SFAS No. 107, Disclosures about Fair Value of Financial Instruments, requires the disclosure of the fair value, if reasonably obtainable, of the Company’s financial instruments. Management believes that the carrying amounts of the Company’s significant financial instruments including cash, accounts receivable, accounts payable and accrued liabilities and notes payable approximate their estimated fair value at July 31, 2005 based on their relatively short term nature and/or the fact that notes payable bear market interest rates.

In the opinion of management, the fair value of due to related party cannot be estimated without incurring excessive costs; for that reason, the Company has not provided such disclosure.

COACHELLA VALLEY RETAIL, LLC
NOTES TO FINANCIAL STATEMENTS
For the Ten Months Ended July 31, 2005 and
the Year Ended September 30, 2004

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks and Uncertainties

The Company operates in an industry that is subject to intense competition. The Company faces risks and uncertainties relating to its ability to successfully implement its business strategy. Among other things, these risks include the ability to develop and sustain revenue growth; managing the expansion of its operations; competition; attracting and retaining qualified personnel; maintaining and developing new strategic relationships; and the ability to anticipate and adapt to the changing markets and any changes in government or environmental regulations. Therefore, the Company is subject to the risks of delays and potential business failure.

The dry cleaning industry has been a target for environmental regulation during the past two decades due to the use of certain solvents in the cleaning process. For example, in 2002, air quality officials in Southern California approved a gradual phase out of Perchloroethylene (“Perc”), the most common dry cleaning solvent, by 2020. Under this regulation, which went into effect January 1, 2003, any new dry cleaning business or facility that adds a machine must also add a non-Perc machine. While existing dry cleaners can continue to operate one Perc machine until 2020, by November 2007 all dry cleaners using Perc must utilize state-of-the-art pollution controls to reduce Perc emissions. The Company believes that it is successfully integrating the new dry cleaning processes.

Management feels that domestic media have generally sensationalized the perceived hazards of Perc to operators, clients and the environment in general. Perc is a volatile, yet non-flammable, substance that requires precautions and proper handling. However, it has proven safe, effective and completely manageable for years and the Company anticipates that its centralized operations and improvements in all facets of the business will further improve the safety for employees, clients and the environment. The Company will continue to utilize Perc where permitted on a limited interim basis to assure an orderly transition. To the extent that additional investment for environmental compliance may be necessary, the Company does not anticipate any significant financial impact. The Company believes that it complies in all material respects with all relevant rules and regulations pertaining to the use of chemical agents.

In the opinion of management, the Company complies in all material respects with all known federal, state, and local legislation pertaining to the use of all chemical agents and will endeavor to ensure that the entire organization proactively remains in compliance with all such statutes and regulations in the future.

COACHELLA VALLEY RETAIL, LLC
NOTES TO FINANCIAL STATEMENTS
For the Ten Months Ended July 31, 2005 and
the Year Ended September 30, 2004

3.  PROPERTY AND EQUIPMENT

Property and equipment approximated the following at July 31, 2005:

Delivery equipment and other vehicles	$18,000
Office furniture and equipment	21,000
Store furniture and equipment	346,000
Machinery and equipment	277,000
662,000
Less accumulated depreciation and amortization	(142,000)

$520,000

4.  NOTES PAYABLE

As of July 31, 2005, notes payable approximated the following:

Note payable to a third party trust account, collateralized by the Company’s assets, bearing annual interest at 10% paid in monthly installments.	$415,000
Unsecured notes payable to a certain individual, bearing annual interest at 14%.	130,000

Total notes payable	$545,000

The above notes, which were originally scheduled to mature in 2006, were assumed by USDC in the acquisition discussed in Note 1.

5.  COMMITMENTS AND CONTINGENCIES

Leases

The Company leases its facilities under a non-cancelable operating lease extending through 2010. Future minimum payments under such operating leases for the years ending September 30 approximate the following:

2006	$119,000
2007	80,000
2008	67,000
2009	64,000
2010	30,000

$360,000

COACHELLA VALLEY RETAIL, LLC
NOTES TO FINANCIAL STATEMENTS
For the Ten Months Ended July 31, 2005 and
the Year Ended September 30, 2004

5.  COMMITMENTS AND CONTINGENCIES (continued)

Leases (continued)

Rent expense approximated $119,000 and $92,000 for the ten months ended July 31, 2005 and the year ended September 30, 2004, respectively.

The above lease agreements were assumed by USDC in the acquisition discussed in Note 1.

Legal Matters

From time to time, the Company may be involved in various claims, lawsuits, or disputes with third parties incidental to the normal operations of the business. The Company is not currently involved in any such litigation.

6.  RELATED PARTY TRANSACTIONS

As of July 31, 2005, the Company had demand related party payables approximating $379,000 with interest rates ranging from zero to ten percent. All amounts outstanding were subsequently paid off in August and September 2005.